EXHIBIT 15










May 9, 2003






Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We are aware that our report dated May 9, 2003 on our review of consolidated interim financial information of FirstEnergy Corp. (the "Company") as of and for the three months ended March 31, 2003 and included in the Company's quarterly report on Form 10-Q for the quarter then ended is incorporated by reference in its Registration Statements on Form S-3 (Nos. 333-48587, 333-102074 and 333-103865) and Form S-8 (Nos. 333-48651, 333-56094, 333-58279, 333-67798,
333-72764, 333-72766, 333-72768, 333-75985, 333-81183, 333-89356 and
333-101472).

Very truly yours,




PricewaterhouseCoopers LLP



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                                                                  EXHIBIT 15








May 9, 2003






Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We are aware that our report dated May 9, 2003 on our review of consolidated interim financial information of Ohio Edison Company (the "Company") as of and for the three months ended March 31, 2003 and included in the Company's quarterly report on Form 10-Q for the quarter then ended is incorporated by reference in its Registration Statements on Form S-3 (Nos. 33-49135, 33-49259, 33-49413, 33-51139, 333-01489 and 333-05277).

Very truly yours,




PricewaterhouseCoopers LLP

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                                                                  EXHIBIT 15








May 9, 2003







Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We are aware that our report dated May 9, 2003 on our review of interim financial information of Pennsylvania Power Company (the "Company") as of and for the three months ended March 31, 2003 and included in the Company's quarterly report on Form 10-Q for the quarter then ended is incorporated by reference in its Registration Statements on Form S-3 (Nos. 33-62450 and 33-65156).

Very truly yours,




PricewaterhouseCoopers LLP

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                                                                    EXHIBIT 15








May 9, 2003







Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We are aware that our report dated May 9, 2003 on our review of consolidated interim financial information of Jersey Central Power & Light Company (the "Company") as of and for the three months ended March 31, 2003 and included in the Company's quarterly report on Form 10-Q for the quarter then ended is incorporated by reference in its Registration Statement on Form S-3 (No. 333-88783).

Very truly yours,




PricewaterhouseCoopers LLP

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                                                                   EXHIBIT 15








May 9, 2003






Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We are aware that our report dated May 9, 2003 on our review of consolidated interim financial information of Pennsylvania Electric Company (the "Company") as of and for the three months ended March 31, 2003 and included in the Company's quarterly report on Form 10-Q for the quarter then ended is incorporated by reference in its Registration Statements on Form S-3 (Nos. 333-62295, 333-62295-01 and 333-62295-02).

Very truly yours,




PricewaterhouseCoopers LLP

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